SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LIFETIME ACHIEVEMENT FUND, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:
_________________________________________________________________________
2)	Aggregate number of securities to which transaction applies:
_________________________________________________________________________
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________________
4)	Proposed maximum aggregate value of transaction:
_________________________________________________________________________
5)	Total fee paid:
_________________________________________________________________________

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
_________________________________________________________________________

2)	Form, Schedule or Registration Statement No.:
_________________________________________________________________________

3)	Filing Party:
_________________________________________________________________________

4)	Date Filed:
_________________________________________________________________________

Lifetime Achievement Fund, Inc.

15858 West Dodge Road, Suite 310

Omaha, Nebraska  68118
____________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held at the offices of
Manarin Investment Counsel, Ltd.
15858 West Dodge Road, Suite 310, Omaha, Nebraska  68118

Dear Shareholders:

The Board of Directors of Lifetime Achievement Fund, Inc., an open-end management investment company organized as a Maryland corporation (the “Company”), has called a special meeting of the Company’s shareholders to be held at 15858 West Dodge Road, Suite 310, Omaha, Nebraska  68118, on February 17, 2012 at [MEETING TIME] [a.m./p.m.], Central Time, for the following purposes:

1.	To elect three individuals to the Board of Directors of the Company to serve indefinitely or until their successors are elected and qualified.

2.
To approve an Agreement and Plan of Reorganization and Termination that would permit the reorganization of the Company from a Maryland corporation to a Delaware business trust, effective February 24, 2012 or as soon as practicable thereafter.

3.	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on January 10, 2012 are entitled to notice of, and to vote at, the special meeting of the Company’s shareholders and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on February 17, 2012. A copy of the Notice of Special Meeting of Shareholders, the Proxy Statement and Proxy Voting Ballot is available at [ www.lifetimeachievementfund.com ] and is anticipated to be sent to shareholders on January 20, 2012.

By Order of the Board of Directors

Roland R. Manarin, President
January [20], 2012

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may also vote either by telephone or via the Internet by following the instructions on the enclosed proxy card.  Whether or not you plan to attend the special meeting of shareholders in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person.  For more information or assistance with voting, please call [(800) 397-1167].

Lifetime Achievement Fund, Inc.

15858 West Dodge Road, Suite 310
Omaha, Nebraska  68118
____________

PROXY STATEMENT
____________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held February 17, 2012
____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Directors”) of Lifetime Achievement Fund, Inc. (the “Company”) on behalf of  its sole series of shares, the Lifetime Achievement Fund, Inc. (the “Fund”), for use at the Special Meeting of Shareholders of the Company (the “Meeting”) to be held at 15858 West Dodge Road, Suite 310, Omaha, Nebraska  68118, on February 17, 2012 at [MEETING TIME] [a.m./p.m.], Central Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about January 20, 2012.

The Meeting has been called by the Board of Directors of the Company for the following purposes:

▪	To elect three Directors to the Board of Directors; and

▪
To approve an Agreement and Plan of Reorganization and Termination that would permit the reorganization of the Company from a Maryland corporation to a Delaware business trust, effective February 24, 2012 or as soon as practicable thereafter (the "Closing Date").

Only shareholders of record at the close of business on January 10, 2012 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

A copy of the Fund’s most recent annual report and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund at the address above or by calling [(800) 397-1167].

PROPOSAL 1:  ELECTION OF DIRECTORS

In this proposal, shareholders are being asked to elect James U. Jensen, Anthony M. Payne, and John V. Palancia (the "Nominees") to the Board of Directors of the Fund.  Each Nominee has agreed to serve on the Board of Directors indefinitely or until their successors are approved and qualified.  Each Director holds office until the next annual meeting of stockholders or until a successor Director is elected and qualified.  Since the Company is not required to have annual meetings of shareholders, the Company's Directors effectively serve an indefinite term.  The Company's By-Laws provide that the Board of Directors shall consist of not more than 20 members, but do not establish a minimum number of members.

The Board of Directors currently consists of Roland R. Manarin, Bodo Treu, Jerry Vincentini and Mark H. Taylor.  Mr. Manarin and Dr. Treu have decided to retire from the Board upon the election of the Nominees.  Mr. Vincentini and Mr. Taylor have agreed to continue to serve on the Board of Directors.

In order to fill the vacancies that will be created by the departure of Mr. Manarin and Dr. Treu, and to further enhance the strength of the Board, the Board voted to increase the size of the Board to five, and Mr. Vincentini and Mr. Taylor functioning as the "Nominating Committee" has nominated three persons to serve along with Mr. Vincentini and Mr. Taylor.  Messrs. James U. Jensen, Anthony M. Payne, and John V. Palancia were nominated for election by Mr. Vincentini and Mr. Taylor, both incumbent Directors, each of whom is not an “interested person” of the Company as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (referred to hereafter as “Independent Directors”).  If elected, Messrs. James U. Jensen, Anthony M. Payne, and John V. Palancia will each be considered to be an Independent Director. If each of the nominees is elected, Mr. Manarin and Dr. Treu will resign from the Board.

The Independent Directors approved the nominations of Messrs. James U. Jensen and Anthony M. Payne at a meeting held on December 1, 2011 and John V. Palancia at a meeting held on December 14, 2011.  If elected, Messrs. James U. Jensen, Anthony M. Payne, and John V. Palancia will assume office on or about February 17, 2012.

Information about the Nominees, Incumbent Directors and Officers

Independent Nominees

Information about each Nominee for Director, including each Nominee’s address, age, principal occupation, and other directorships (in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940) held during the past five years, is set forth in the following table:

Name, Address and Age	Position Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Nominee for Director	Other Directorships Held by the Nominee for Director
James U. Jensen c/o Lifetime Achievement Fund, Inc., 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118. Age: Year of Birth 1944	Director Nominee	Indefinite, None	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (2008-Present); Of Counsel, Woodbury & Kesler (Law Firm, 2008-Present); Legal Consultant, Jensen Consulting (2004-2008).	1	Wasatch Funds Trust (19 Funds), 1986 to present; Bayhill Capital Corporation (telephone communications) December 2007 to present.

Anthony M. Payne c/o Lifetime Achievement Fund, Inc., 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118. Age: Year of Birth 1942	Director Nominee	Indefinite, None	Retired since July 2008; Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) from 1996 to July 2008.	1	None
John V. Palancia c/o Lifetime Achievement Fund, Inc., 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118. Age: Year of Birth 1954	Director Nominee	Indefinite, None	Director – Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (2006- December 2011).	1	Northern Lights Fund Trust (86 funds), December 2011 to present; Northern Lights Variable Trust (23 funds), December 2011 to present

Generally, the Company believes that each Nominee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

The Nominating Committee agreed that Messrs. Jensen, Payne, and Palancia should serve as Directors of the Company because of their broad backgrounds and their independent perspectives.  The Nominating Committee concluded that Mr. Jensen should serve as a Director of the Company because of his extensive legal experience specifically related to corporate governance, finance, and securities, as well as his experience as a director of another mutual fund complex. The Nominating Committee determined that Mr. Payne should serve as a Director of the Company because of his financial acumen and board leadership experience.  The Nominating Committee also concluded that Mr. Palancia should serve as a Director of the Company because of his extensive experience in the financial industry, including over 35 years in the futures industry, as well as his skills related to risk management and proficiency with financial statements.  The Company does not believe any one factor is determinative in assessing a Director’s qualifications, but that the collective experience of each Director makes them each highly qualified.

The Company has three incumbent Independent Directors.  The following tables provide information regarding all incumbent Directors, as well as the officers of the Company.  Information relating to the incumbent Independent Directors is presented separately.

Incumbent Independent Directors

Name, Address and Age	Position Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Nominee for Director	Other Directorships Held by the Nominee for Director
Mark H. Taylor c/o Lifetime Achievement Fund, Inc., 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118. Age: Year of Birth 1964	Director	Indefinite, (Since February 2007)	Professor of Accountancy, Case Western Reserve University since August 2009; Professor and John P. Begley Endowed Chair in Accounting, Creighton University, 2002-2009; Member AICPA Accounting Standards Board, since December 2008; Academic Fellow, Securities and Exchange Commission, Office of the Chief Accountant, Professional Practice Group, from August 2005 to July 2006.	1	Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Northern Lights Fund Trust (86 funds) 2007 to present; Northern Lights Variable Insurance Trust (23 funds) 2007 to present
Jerry Vincentini c/o Lifetime Achievement Fund, Inc., 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118. Age: Year of Birth 1940	Director	Indefinite, (Since July 2000)	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., 2003 to present; President and Owner, Graduation Supplies Inc., 1980-2008.	1	None
Dr. Bodo Treu, M.D.* c/o Lifetime Achievement Fund, Inc., 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118. Age: Year of Birth 1957	Director	Indefinite, (Since July 2000)	Physician, Alegent Family Care Clinic, a family practice clinic, since 1987.	1	None
* Dr. Treu is Mr. Manarin’s nephew.

Incumbent Interested Director and Company Officers
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Nominee for Director	Other Directorships Held by the Nominee for Director
Roland R. Manarin* c/o Lifetime Achievement Fund, Inc., 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118. Age: Year of Birth 1944	Director, Chairman and President	Indefinite as Director, Officers serve until successors are appointed, July 2000 to present	President, Director, Investment Adviser Representative and Portfolio Manager, Manarin Investment Counsel, Ltd., since February 1983; President, Roland Manarin & Associates (“Manarin”), since February 1983; President, Director, Treasurer, Registered Representative and Registered Principal, Manarin Securities Corporation, since October 1994.	1	None
N. Lynn Bowley c/o Lifetime Achievement Fund, Inc., 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118. Age: Year of Birth 1958	Treasurer and Chief Compliance Officer	Officers serve until successors are appointed, August 2010 to present	Compliance Officer of Northern Lights Compliance Services, LLC since 2007. Vice president of Investment Support Services for Mutual of Omaha Companies from 2002 to 2006.	n/a	n/a
Aron D. Huddleston** c/o Lifetime Achievement Fund, Inc., 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118. Age: Year of Birth 1978	Vice President	Officers serve until successors are appointed, May 2004 to present
Vice President (since June 2004), Portfolio Manager (since January 2002) and Investment Adviser Representative (since July 2001), Manarin Investment Counsel Ltd.; Vice President (since June 2004) and Registered Representative (since May 2001), Manarin Securities Corporation; Vice President (since June 2004) and Sales Assistant (2001-2004), Roland Manarin & Associates.
				n/a	n/a

Deborah L. Koch c/o Lifetime Achievement Fund, Inc., 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118. Age: Year of Birth 1972	Secretary	Officers serve until successors are appointed, May 2004 to present
Chief Compliance Officer (since August 2004), the Adviser; Financial and Operations Principal and Secretary (since March 2004) and Chief Compliance Officer (since August 2004), the Distributor;, Manarin; OSJ Manager, Life Investors (an insurance agency), from March 1999 to March 2004.
			n/a	n/a
* Mr. Manarin is an interested person of the Company because of his controlling ownership of the Fund's adviser.
** Mr. Huddleston is Mr. Manarin’s son-in-law.

The following tables set forth the aggregate dollar range of equity securities owned by the Nominee and each incumbent Director of the Company as of December 31, 2011.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Incumbent Director or Nominee in Family of Investment Companies
Roland R. Manarin	Over $100,000	Over $100,000
Dr. Bodo Treu, M.D.	Over $100,000	Over $100,000
Jerry Vincentini	Over $100,000	Over $100,000
Mark H. Taylor	$10,001 - $50,000	$10,001 - $50,000
James U. Jensen	None	None
Anthony M. Payne	None	None
John V. Palancia	None	None

Director and Officer Compensation

Effective January 1, 2012, Independent Directors receive $12,000 annually, payable quarterly in advance.  Additionally, an Independent Director that serves as Chairman of the Board receives an additional $2,000 per year, payable quarterly in advance.  The Independent Director serving as Chairman of the Audit Committee receives an additional $2,000 per year, payable quarterly in advance.  Interested Directors are not compensated by the Fund.  The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Fund expenses.  Prior to January 1, 2012, the Fund paid Independent Directors $1,000 per meeting of the Board of Directors attended, and Audit Committee members $1,000 per committee meeting attended except for the Audit Committee Chairman, who received $2,000 per Audit Committee meeting attended.  Interested Directors were not compensated by the Fund. The Fund did not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Fund expenses.  For the fiscal year ended December 31, 2011, the Independent Directors received the following compensation:

Name and Position	Aggregate Compensation from the Fund for Service to the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Jerry Vincentini	$7,000	$0	$0	$7,000
Mark H. Taylor	$9,000	$0	$0	$9,000
Dr. Bodo Treu, M.D.	$3,000	$0	$0	$3,000

Board Leadership Structure

The Fund is currently led by Mr. Roland R. Manarin, who has served as the Chairman of the Board and President (principal executive officer) since the Fund was organized in 1999.  Mr. Manarin is an interested person by virtue of his indirect controlling interest in the Fund's adviser.  The Board of Directors is currently comprised of Mr. Manarin and three (3) Independent Directors (i.e. those who are not "interested persons" of the Fund, as defined under the 1940 Act).  The Fund does not have a Lead Independent Director, but governance guidelines provide that Independent Directors will meet in executive session at each Board meeting.  Under the Fund By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Fund believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Fund believes that its Chairman/President together with the Audit Committee and the full Board of Directors, provide effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight

The Board of Directors is currently comprised of Mr. Manarin and three (3) Independent Directors with an Audit Committee with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee

The Board of Directors has established an Audit Committee, consisting solely of directors who are not interested persons of the Fund as defined in the 1940 Act (“disinterested directors”), composed of Mark H. Taylor (Chairman) and Jerry Vincentini.  The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and (i) oversees and monitors the Company’s internal accounting and control structure, its auditing function and its financial reporting process, (ii) selects and recommends to the full Board the appointment of auditors for the Company, (iii) reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviews the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitors the auditor's independence.  The audit committee held two meetings during the fiscal year ended December 31, 2011, and the Board met five times including four regularly scheduled and one special meeting, with every Director, except Dr. Treu, in attendance for each meeting.  Mr. Taylor and Mr. Vincentini serve as audit committee financial experts for the audit committee.

Nominations of new members of the Company’s Board are made and considered by the Company’s Board.  The Board generally will not consider shareholder nominees.  The Board has not set specific minimum qualifications that must be met by a Director nominee.  When evaluating a person as a potential nominee to serve as a Director, the Board may consider, among other factors, (i) whether the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director; (iii) the contribution that the person can make to the Board and the Company, with consideration being given to the person’s business experience, education and such other factors as the Directors may consider relevant; (iv) the character and integrity of the person; (v) desirable personality traits, including independence, leadership and the ability to work with the other Directors; and (vi) any other factors deemed relevant and consistent with the 1940 Act.  The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Directors, officers and any other source the Directors consider appropriate.  The Directors seek diversity on the Board in terms of skills and experience and other factors.

Accordingly, the Board of Directors of Lifetime Achievement Fund, Inc., including the Independent Directors, unanimously recommends that shareholders of the Fund vote “FOR” the election of the Nominees to the Board of Directors.

PROPOSAL 2:  APPROVAL OF AN AGREEMENT AND PLAN TO REORGANIZE THE FUND FROM A MARYLAND CORPORATION TO DELAWARE BUSINESS TRUST, EFFECTIVE FEBRUARY 24, 2012 OR AS SOON AS PRACTICABLE THEREAFTER

At a meeting held on December 1, 2011, the Board of Directors, including the Independent Directors, considered and unanimously approved an Agreement and Plan of Reorganization and Termination (the "Agreement"), substantially in the form of the copy which is attached to this proxy statement as Exhibit A.  Under the Agreement, the Fund, organized as a Maryland corporation on September 2, 1999, will assign all of its assets and liabilities to the Lifetime Achievement Fund (the "New Fund"), a series of Northern Lights Fund Trust III, a Delaware business trust (the "Trust"), in exchange for a number of New Fund shares equivalent in number and value to shares of the Fund outstanding immediately prior to the Closing Date, followed by a distribution of those shares to Fund shareholders so that each Fund shareholder would receive shares of the New Fund equivalent to the number of Fund shares held by such shareholder on the Closing Date.  The Fund is a non-diversified open-end management investment company registered with the United States Securities and Exchange Commission (the "SEC").  The Trust is a newly organized non-diversified open-end management investment company that is currently being registered with the SEC.

If the reorganization is approved and implemented, shareholders of the Fund will become shareholders of the New Fund.  The New Fund's investment objectives and investment strategies are identical in all material respects to the investment objectives and principal investment strategies of the Fund.  In addition, the current investment adviser to the Fund will continue as the investment adviser to the New Fund, and the current transfer agent of the Fund will be replaced by Gemini Fund Services, LLC as the transfer agent of the New Fund.  Further, the current and newly elected members, if any, of the Board of Directors of the Fund will continue on the Board of Trustees of the New Fund.  However, Mr. Manarin and Dr. Treu are expected resign as Directors prior to the closing of the reorganization.  The only material difference is that the New Fund will be organized as a business trust under the laws of the State of Delaware, rather than as a corporation under the laws of the State of Maryland.

Reasons for the Reorganization

The Board considered that future expenses could be reduced for the Fund, in part, because a Delaware business trust that would be able to add more funds in the future, may foster economies of scale and potential greater economic viability that would make the operation of the Fund more efficient.

Maryland corporations must register a specific number of shares for each fund and pay a modest fee based on the number of shares registered.  Under Delaware law, a business trust can issue an unlimited number of shares without additional registration or fees.  In addition, Maryland law requires certain filings with the Secretary of State when additional funds are added to the Company.  This is not required under Delaware law.  Maryland corporations are required to file an annual personal property tax return, regardless of whether the corporation owns any personal property.  Although this does not result in additional taxation, there is some cost to prepare and file the tax returns.  Delaware has no such requirement.

The Board also considered the tax consequences of the reorganization.  The Board considered that the reorganization is intended to be a tax-free reorganization for federal income tax purposes, that there will be no direct or indirect federal income tax consequences of the reorganization to the Fund or its shareholders, and that the Fund will receive a legal opinion to that effect prior to the reorganization.  The cost of the reorganization will be paid by Gemini Fund Services LLC, not the Fund or the Company.

Based on the factors discussed above, the Board of Directors, including a majority of the Independent Directors, unanimously determined that the reorganization is in the best interests of the Fund, that the terms of the Agreement are fair and reasonable, and that the interests of the shareholders of the Fund will not be diluted as a result of the reorganization.

Comparison of the Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds

This section will help you compare the investment objectives and principal investment strategies of the Fund and the New Fund.  However, it is only a brief discussion and is qualified in its entirety by the respective investment objectives, principal investment strategies and risks sections of the Fund prospectus dated May 1, 2011 and the New Fund prospectus.

Investment Objectives

The investment objective of the Fund is identical to the investment objective of the New Fund.  The investment objective of the Fund is, and the investment objective of the New Fund will be, long-term capital appreciation and growth of investment.

Principal Investment Strategies

The principal investment strategies of the Fund and the New Fund are identical.

The Fund seeks to achieve, and the New Fund will seek to achieve, its objective by investing primarily in shares of other open-end investment companies and exchange-traded funds ("ETFs") (collectively "Investment Funds") that each invest primarily in common stocks or fixed income securities.  The Fund and the New Fund may invest without restriction as to capitalization, credit quality or country of an issuer.  The Fund and the New Fund may invest without limitation in non-investment grade fixed income securities, commonly known as “high yield” or “junk” bonds.  Both the Fund and the New Fund define non-investment grade fixed income securities as those with ratings below Baa3 by Moody's Investors Service or below BBB- by Standard and Poor's Rating Group, or if unrated, determined to be of similar credit quality by the Fund's adviser.  The Fund and the New Fund may borrow amounts of up to 33 1/3% of its total assets, less liabilities other than such borrowings, to take advantage of leverage opportunities by buying additional securities when the adviser deems it advisable and in order to increase liquidity to meet redemption requests.  The Fund is, and the New Fund will be, “non-diversified,” which means that the Fund and the New Fund may invest in fewer securities at any one time than a diversified fund.

           The Fund's adviser selects, and the New Fund's adviser will select, Investment Funds based, in part, upon an analysis of the global macroeconomic environment and the relative valuations of various asset classes, sectors, and countries.  In selecting open-end investment companies, the adviser considers, among other factors, their past performance, asset size, number of portfolio holdings, portfolio turnover, consistency of their advisers' investment process, administrative and other costs, shareholder services and the reputation and stability of their investment advisers.  In selecting ETFs, the adviser considers the underlying index, if any, methodology of portfolio construction, and liquidity of the ETF.  The Fund and the New Fund may invest in the securities of an ETF that are trading at a discount or premium to its net asset value ("NAV").  The strategy of investing in other Investment Funds is generally referred to as the “fund of funds” structure.  The Fund invests, and the New Fund will invest, primarily in Investment Funds that have an investment objective that the adviser deems, when viewed from a total portfolio perspective, consistent with that of the Fund or the New Fund.

           The Fund and the New Fund may invest in inverse Investment Funds, which are designed to produce results opposite to market trends.  Inverse Investment Funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark.  The Fund and the New Fund may also invest in alternative assets, which are selected to provide positive returns that are non-correlated to the equity market in general.  These may include Investment Funds linked to commodities, such as oil or gold, and securities focused on specific industries such as real estate, or focused on economic segments such as foreign currencies.  The Fund and the New Fund may also invest directly in gold bullion, gold coins, foreign currencies and fixed income securities of sovereign issuers.

Risk Factors

Because the Fund and New Fund have identical investment objectives and investment strategies, investments in the Fund and the New Fund are subject to the same principle investment risks, summarized below.  Broadly speaking, the Fund and the New Fund can lose money due to broad market declines, business risks from difficulties in particular companies held by the Fund or the effect of interest rates on its debt securities.

Below-Investment Grade Securities Risk.  High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of loss of principal and income that higher-quality securities, including the possibility of default or bankruptcy of the issuer of the security.  Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates change.

Common Stock Risk. The value of the Fund and the New Fund will fluctuate based on changes in the value of the equity securities in which the Investment Funds invest.  Common stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Fixed Income Risk. When the Fund or the New Fund invests in fixed income securities including Investment Funds that invest in fixed income securities, the value of an investment in such Fund will fluctuate with changes in interest rates. Defaults by fixed income issuers in which such Fund invests will also harm performance.

Foreign Currency Risk. Currency investing involves market risk, interest rate risk, and country risk.  Market risk results from adverse price movement of foreign currency values.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Foreign Risk.  The Fund and the New Fund could be subject to greater risks because such Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

Gold Risk.  The price of gold may be volatile and gold bullion and gold coins are subject to storage and other expenses.

Investment Funds Risk.  Investment Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund and the New Fund will be higher than the cost of investing directly in open-end investment companies and ETFs and may be higher than other mutual funds that invest directly in securities.  Each Investment Fund is subject to specific risks, depending on its investments.  Such Fund's investments in the “Alternative Asset” market segment, which the Funds define to include commodity-related, foreign currency-related and real estate-related, may be more volatile than other such Fund’s investments.  Such Fund may engage in hedging or speculation activities by investing in inverse Investment Funds. Positions in inverse securities are speculative and can be more risky than "long" positions (purchases).  The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.

Issuer Risk.  The value of the Fund and the New Fund might decrease in response to the activities and financial prospects of an individual company or issuer in such Fund's or an Investment Fund's portfolio.  The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Leverage Risk.  By borrowing money, the Fund incurs, and the New Fund will incur, the risk that interest expenses may exceed the returns on the securities purchased with borrowed funds.  If the value of the securities purchased declines, such Fund would face decreased returns as well as the costs of the borrowing.  Borrowing may exaggerate the effect on such Fund’s NAV of any decrease in the value of the securities it holds.

Management Risk.  The adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and Investment Funds in which the Fund or the New Fund invests may prove to be incorrect and may not produce the desired results.

            Non-Diversification Risk.  The portfolios of the Fund and the New Fund are non-diversified.  That is, the Fund can, and the New Fund will be able to, take larger positions in securities of a smaller number of issuers than a diversified portfolio could take.  Non-diversification increases the risk that the value of such Fund could decrease because a single investment performs poorly.

Small-Cap and Mid-Cap Risk.  Small-cap and mid-cap companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.

Sovereign Debt Risk. Sovereign government issuers of debt may be unable or unwilling to make interest and principal payments because of factors such as tax revenue shortfalls or the inability to refinance maturing debt in local or global capital markets.

Investment Restrictions

The Fund and the New Fund have adopted identical fundamental investment restrictions.  Fundamental investment restrictions may not be changed without the affirmative vote of a majority of the outstanding shares of a fund or 67% or more of the shares of the fund present at a shareholders’ meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy.  The same policy applies to the Fund and the New Fund.  Other investment practices, which have been able to be changed by the Fund's Board of Directors and will be able to be changed by the New Fund's Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental.  The Fund and the New Fund also have identical non-fundamental investment restrictions.

Comparison of Fees and Expenses of the Fund and New Fund

The reorganization will not result in a change in shareholder fees and expenses.  The Annual Fund Operating Expenses tables and Example shown below are based on fees and expenses in effect as of the Closing Date.

Shareholder Fees (fees paid directly from your investment)	Fund	New Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%	2.50%
Redemption Fee (as a % of amount redeemed on shares held less than 90 days )	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses
Interest Expense and Cost of Borrowing	0.30%	0.30%
Other	0.27%	0.27%
Acquired Fund Fees and Expenses	1.32%	1.32%
Total Annual Fund Operating Expenses	2.89%	2.89%

Example

This example is intended to help you compare the cost of investing in the Fund or New Fund with the cost of investing in other mutual funds.

           The example assumes that you invest $10,000 in the Fund or New Fund for the time periods indicated and then redeem all of your shares at the end of those periods and that your dividends and distributions have been reinvested.  The example also assumes that your investment has a 5% return each year and that the Fund’s or New Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fund	$535	$1,122	$1,735	$3,384
New Fund	$535	$1,122	$1,735	$3,384

Federal Income Tax Consequences

The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.  No gain or loss will be recognized as a consequence of the reorganization by the Fund or the New Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor will a gain or loss be recognized by the shareholders of the Fund as a result of the Fund's distribution of New Fund shares to such shareholders in exchange for such shareholder's Fund shares.  In addition, a shareholder's tax basis for shares held in the Fund will carryover to the shares of the New Fund acquired in the reorganization, and the holding period for shares held as a capital asset also will carryover to the New Fund shares received in the reorganization.  As a condition to the Closing, the Fund and New Fund each shall have received a legal opinion from Thompson Hine LLP to the effect that the reorganization will qualify as a tax-free reorganization with the foregoing tax consequences.  That opinion will be based upon certain representations and warranties made by the Fund and the Company and the New Fund and the Trust and certifications received from the Company and the Trust on behalf of the Fund and New Fund, respectively.

Immediately prior to the Closing Date, the Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to shareholders:  (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

You should consult your tax adviser regarding the effect, if any, of the proposed reorganization in light of your individual circumstances.  Since the foregoing discussion related only to the federal income tax consequences of the reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the reorganization.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF THE AGREEMENT AND PLAN TO REORGANIZE THE FUND FROM A MARYLAND CORPORATION TO A DELAWARE BUSINESS TRUST, EFFECTIVE FEBRUARY 24, 2012 OR AS SOON AS PRACTICABLE THEREAFTER.

OTHER INFORMATION

Operation of the Fund

The Fund is a non-diversified series of Lifetime Achievement Fund, Inc., an open-end investment management company incorporated in Maryland on September 2, 1999.  The Fund’s principal executive offices are located at 15858 West Dodge Road, Suite 310, Omaha, Nebraska  68118.  The Board of Directors supervises the business activities of the Company and the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  The Fund retains Manarin Investment Counsel, Ltd. (the “Adviser”), 15858, Suite 310, West Dodge Road, Omaha, Nebraska 68118 as the Fund’s investment adviser. The Fund also retains UMB Fund Services, Inc. as the Fund’s transfer agent, administrator, and fund accountant and Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, NE  68137, an affiliate of Gemini Fund Services, LLC, as the Fund’s principal distributor.  If the reorganization is approved, Gemini Fund Services, LLC, with offices at 450 Wireless Boulevard, Hauppauge, NY  11788 and 4020 South 147th Street, Omaha, NE  68137, will serve as transfer agent, administrator, and fund accountant.

The Proxy

The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for the election of a new Director and for the reorganization, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Company did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Company revoking the proxy, or (3) attending and voting in person at the Meeting.

Voting Securities and Voting

As of the Record Date, [NUMBER OF SHARES ON RECORD DATE] shares of beneficial interest of the Fund were issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposals 1 and 2.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Election of the Nominees under Proposal 1 requires a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.  At shareholder meetings, the holders of one-third of the outstanding shares entitled to vote at the meeting (in person or by proxy) constitutes a quorum.  An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the plan under Proposal 2 to reorganize the Fund from a Maryland Corporation to a Delaware business trust.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to Proposal 2, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares outstanding.  Because the Directors are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

Security Ownership of Management

None of the Directors, Nominees or officers of the Fund, to the best knowledge of the Fund, were the owners of more than 5% of the outstanding shares of a Fund on the Record Date.

As a group, the Directors (including the Nominees) and officers of the Company own approximately [D&O GROUP OWNERSHIP PERCENTAGE]% of the outstanding shares of the Company as a whole as of January 10, 2012.  As a result, the Directors (including the Nominees) and officers as a group are not deemed to control the Company.

Security Ownership of Certain Beneficial Owners

The following list sets forth the shareholders (other than those Directors, Nominees and officers listed above) who, to the best knowledge of the Fund, were the owners of more than 5% of the outstanding shares of a Fund on the Record Date:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of the Fund
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

As of the Record Date, the Fund knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund or the Fund as whole.

Shareholder Proposals, Nominations and Communications

The Company has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Company’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Company’s proxy materials must be received by the Company within a reasonable time before the solicitation is made.  The fact that the Company receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Roland R. Manarin, President, Lifetime Achievement Fund, Inc., 15858 West Dodge Road, Suite 310, Omaha, Nebraska  68118.

Cost of Solicitation

The Board of Directors of the Company is making this solicitation of proxies. The Company has engaged [PROXY SOLICITATION FIRM], a proxy solicitation firm, to assist in the solicitation.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies, which is anticipated to total [PROXY COST ESTIMATE], will be borne by Gemini Fund Services, LLC, not the Company or the Fund.  In addition to solicitation by mail, the Company will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Company will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Company and the Adviser may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

Other Matters

The Company’s Board of Directors knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Company did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Proxy Delivery

If you and another shareholder share the same address, the Company may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Company if you wish to receive a separate copy of the Proxy Statement, and the Company will promptly mail a copy to you.  You may also call or write to the Company if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call the Company at [(800) 397-1167], or write the Company at 15858 West Dodge Road, Suite 310, Omaha, Nebraska  68118.

BY ORDER OF THE BOARD OF DIRECTORS

Roland R. Manarin
President

Dated January [20], 2012

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.  YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL [(800) 397-1167]

EXHIBIT A

[Form of]

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of ________ __, 2012, among NORTHERN LIGHTS FUND TRUST III, a Delaware statutory trust, with its principal place of business at 4020 South 147th Street, Omaha, Nebraska  68137 (“New Trust”), on behalf of the segregated portfolio of assets (“series”) thereof listed under the heading “New Fund” on Schedule A attached hereto (“Schedule A”) (the “New Fund”), LIFETIME ACHIEVEMENT FUND, INC., a Maryland corporation, with its principal place of business at 15858 West Dodge Road, Suite 310, Omaha, Nebraska  68118 (“Old Corporation”), on behalf of the series thereof listed under the heading “Old Fund” on Schedule A (the “Old Fund”), and, solely for purposes of paragraph 6,  MANARIN INVESTMENT COUNSEL, LTD., New Trust’s investment advisor (“Manarin”).  (Each of New Trust and Old Corporation is sometimes referred to herein as an “Investment Company,” and each New Fund and Old Fund is sometimes referred to herein as a “Fund” or collectively as “Funds.”)  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund -- and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf -- shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including another Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its Obligations set forth herein.

Each Investment Company wishes to effect one reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will involve the Old Fund’s changing its identity -- by converting from a series of Old Corporation to a series of New Trust -- by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (“corresponding New Fund”) (which is being established solely for the purpose of acquiring those assets and continuing the Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the New Fund and the New Fund’s assumption of all of the Old Fund’s liabilities, (2) distributing those shares pro rata to the Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating the Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Old Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”).

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1.          Subject to the requisite approval of Old Fund’s shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund.  In exchange therefor, New Fund shall:
(a)
issue and deliver to Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

(b)	assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).
Those transactions shall take place at the Closing (as defined in paragraph 2.1).
1.2           The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records -- Old Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Old Fund’s books at that time; and Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.
1.3           The Liabilities shall consist of all of Old Fund’s liabilities, whether known or unknown, accrued or contingent, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by Manarin pursuant to paragraph 6.  Notwithstanding the foregoing, Old Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.
1.4           At or before the Closing, New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time (i.e., the account for each Shareholder that holds Old Fund Shares shall be credited with the number of full and fractional New Fund Shares due that Shareholder).  The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records.  New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.
1.5           Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.
1.6           Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

2

1.7           After the Effective Time, Old Fund shall not conduct any business except in connection with its dissolution and termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) Old Fund shall be terminated as a series of Old Corporation and (b) Old Corporation shall make all filings and take all other actions in connection therewith necessary and proper to effect Old Fund’s complete dissolution.
2.             CLOSING AND EFFECTIVE TIME
2.1           Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on [February 17], 2012 (“Effective Time”).  The Closing shall be held at New Trust’s offices or at such other place as to which the Investment Companies agree.
2.2           Old Corporation shall direct the custodian of Old Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to New Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information on Old Fund’s books immediately before the Effective Time.
2.3           Old Corporation shall direct its transfer agent to deliver at the Closing (a) to New Trust, a Certificate (1) verifying that Old Fund’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Old Fund Shares, by class, each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on New Fund’s shareholder records in the names of the Shareholders and (b) to Old Corporation, a confirmation, or other evidence satisfactory to Old Corporation, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s account on those records.
2.4           Old Corporation shall deliver to New Trust and Manarin, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Old Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Old Fund.
2.5           At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.
3.	REPRESENTATIONS AND WARRANTIES
3.1           Old Corporation, on Old Fund’s behalf, represents and warrants to New Trust, on New Fund’s behalf, as follows:
(a)           Old Corporation (1) is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland (“Maryland Law”), and its Amended and Restated Articles of Incorporation, dated October 15, 1999, is on file with the Office of the Secretary of State of Maryland (“Secretary”), (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;
(b)           Old Fund is a duly established and designated series of Old Corporation;
(c)           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Old Corporation’s Board; and this Agreement constitutes a valid and legally binding obligation of Old Corporation, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

3

(d)           At the Effective Time, Old Corporation will have good and marketable title to the Assets for Old Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);
(e)           Old Corporation, with respect to Old Fund,  is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Maryland Law, Amended and Restated Articles of Incorporation, dated October 15, 1999, or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Corporation, on Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Corporation, on Old Fund’s behalf, is a party or by which it is bound;
(f)           At or before the Effective Time, either (1) all material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Old Corporation may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Old Corporation’s knowledge, threatened against Old Corporation, with respect to Old Fund or any of its properties or assets attributable or allocable to Old Fund, that, if adversely determined, would materially and adversely affect Old Fund’s financial condition or the conduct of its business; and Old Corporation, on Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Old Fund’s business or Old Corporation’s ability to consummate the transactions contemplated hereby;
(h)           Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended [December 31, 2011], have been audited by BBD LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Old Corporation has furnished to New Trust) present fairly, in all material respects, Old Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;
(i)           Since [December 31, 2011], there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

4

(j)           All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Old Corporation’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;
(k)           [Old Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation], for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Old Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), Old Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
(l)           All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Corporation and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;
(m)           Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(n)           Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(o)           Not more than 25% of the value of Old Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;
(p)           Old Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(q)           The information to be furnished by Old Corporation for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (as defined in paragraph 3.3(a)(1) and (2), respectively) (other than written information provided by New Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

5

(r)           The Declaration permits Old Corporation to vary its shareholders’ investment; Old Corporation does not have a fixed pool of assets; and Old Fund is a managed portfolio of securities for which Manarin has the authority to buy and sell securities;
(s)           Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to New Trust; and
(t)           The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.
3.2           New Trust, on New Fund’s behalf, represents and warrants to Old Corporation, on Old Fund’s behalf, as follows:
(a)           New Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (“Delaware Law”), and its Certificate of Trust, dated December 5, 2011, is on file with the Secretary, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;
(b)           At the Effective Time, New Fund will be a duly established and designated series of New Trust; New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;
(c)           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)           Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;
(e)           No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(f)           New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, New Trust’s Agreement and Declaration of Trust, dated December, 2011 (“Instrument”), or By-laws, or any Undertaking to which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;

6

(g)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to New Fund or any of its properties or assets attributable or allocable to New Fund, that, if adversely determined, would materially and adversely affect New Fund’s financial condition or the conduct of its business; and New Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;
(h)           New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that Old Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;
(i)           The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;
(j)           There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
(k)           Assuming the truthfulness and correctness of Old Corporation’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;
(l)           Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(m)           The information to be furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (other than written information provided by Old Corporation for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

7

(n)           The Instrument permits New Trust to vary its shareholders’ investment; New Trust will not have a fixed pool of assets; and the New Fund, after it commences operations, will be a managed portfolio of securities for which Manarin will have the authority to buy and sell securities.
3.3           Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:
(a)              No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) Old Corporation’s filing with the Commission of a proxy statement on Schedule 14A (“Proxy”), and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;
(b)              The fair market value of the New Fund Shares each Shareholder receives will be equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;
(c)              The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;
(d)              The fair market value of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;
(e)              None of the compensation received by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory or sub-advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
(f)              No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by New Fund, Manarin, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and
(g)              Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (2) New Fund will hold the same assets -- except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

8

4.	COVENANTS
4.1           Old Corporation covenants to call a meeting of Old Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2           Old Corporation covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.3           Old Corporation covenants that it will turn over its books and records pertaining to Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.4           Each Investment Company covenants to cooperate with the other in preparing the Registration Statement and the Proxy in compliance with applicable federal and state securities laws.

4.5           Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Fund’s behalf, title to and possession of all the Assets, and (b) Old Corporation, on Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6           New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.

4.7           Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.	CONDITIONS PRECEDENT
Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1           This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Old Fund’s shareholders at the Shareholders Meeting;

5.2           All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement and the Proxy shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

9

5.3           At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4           The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any Certificates delivered pursuant to paragraph 2.5(b).  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:
(a)           New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));
(b)           Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;
(c)           New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;
(d)           New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);
(e)           A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;
(f)           A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and
(g)           For purposes of section 381, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization.
Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

10

5.5           Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one New Fund Share (“Initial Share”) to Manarin or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment advisory and sub-advisory agreements, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as New Fund’s sole shareholder;
5.6           New Trust, on New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment advisory agreement, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company.  Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Manarin or its affiliate as New Fund’s sole shareholder; and
5.7           At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.
6.	EXPENSES
Subject to complying with the representation and warranty contained in paragraph 3.3(f), Manarin shall bear all of the total Reorganization Expenses.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Old Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Proxy, (2) legal and accounting fees, (3) transfer taxes for foreign securities, (4) proxy solicitation costs, and (5) expenses of holding the Shareholders Meeting (including any adjournments thereof) but exclude brokerage, Manarin’s travel expenses, and similar expenses in connection with the Reorganization.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.  Further, Manarin agrees to provide the Board of Old Corporation with tail insurance in connection with the Reorganization, for a [three]-year period following the Closing, to indemnify the members of that Board to the extent that they would have been subject to indemnification under the Old Corporation’s Declaration of Trust with respect to any matters relating to the Old Fund.
7.	ENTIRE AGREEMENT; NO SURVIVAL
Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.
8.	TERMINATION
This Agreement may be terminated at any time at or before the Closing:
8.1           By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before September 30, 2012, or such other date as to which the Investment Companies agree; or
8.2           By the Investment Companies’ mutual agreement.
In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.	AMENDMENTS
The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11

10.	SEVERABILITY
Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.
11.	MISCELLANEOUS
11.1           This Agreement shall be governed by and construed in accordance with the internal Delaware Law, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.
11.2           Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on New Fund’s behalf, or Old Corporation, on Old Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
11.3           Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.
11.4           This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

12

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

NORTHERN LIGHTS FUND TRUST III, on behalf of
each New Fund listed on Schedule A

By:  _________________________________
James P. Ash
Secretary

LIFETIME ACHIEVEMENT FUND, INC., on behalf of
each Old Fund listed on Schedule A

By:  _________________________________
Roland R. Manarin
President

Solely for purposes of paragraph 6,
MANARIN INVESTMENT COUNSEL, LTD.

By:  _________________________________
Roland R. Manarin
President

13

SCHEDULE A

OLD FUND (series of Lifetime Achievement Fund, Inc.)	To be Reorganized into	NEW FUND (series of Northern Lights Fund Trust III)
Lifetime Achievement Fund, Inc.	è	Lifetime Achievement Fund

A-1

PROXY

LIFETIME ACHIEVEMENT FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS
February 17, 2012

The undersigned shareholder of Lifetime Achievement Fund, Inc. (the “Fund”), revoking previous proxies, if any, hereby nominates, constitutes and appoints Ronald R. Manarin, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 15858 West Dodge Road, Suite 310, Omaha, Nebraska  68118 on February 17, 2012 at [MEETING TIME] [a.m/p.m]., Central Time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

THE BOARD OF DIRECTORS OF LIFETIME ACHIEVEMENT FUND RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES AND "FOR" THE RATIFICATION OF THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION.

1.           To elect the following three (3) individuals to the Board of Directors of Lifetime Achievement Fund, Inc.:

1. James U. Jensen	☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY TO VOTE

2. Anthony M. Payne	☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY TO VOTE

3. John V. Palancia	☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY TO VOTE

2.           To approve the Agreement and Plan of Reorganization and Termination.

☐ FOR	☐ AGAINST	☐ ABSTAIN

This proxy is solicited on behalf of the Fund's Board of Directors, and may be revoked prior to its exercise by filing with the Secretary of the Fund an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND FOR THE AGREEMENT AND PLAN OF REORGANIZATION, AND WILL BE VOTED IN THE APPOINTED PROXY'S DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

[PLACE MAILING LABEL HERE]
Dated:  _____________________

Signature(s):___________________________________

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders (Annual Meeting) and the Proxy Statement of the Board of Directors.  Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.